EXHIBIT 10.21
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ASSIGNMENT

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, Gulf Atlantic Communications, Inc., a Louisiana corporation ("Assignor"), hereby assigns, sells, conveys and transfers to Winter Entertainment, Inc., a Delaware corporation ("Assignee"), all of its right, title and interest under that certain Contract for Programming
(the "Agreement"), dated December 1, 1995, between Video Catalog
Channel, Inc. ("VCC") and Gulf Atlantic Communications, Inc., a copy of which is attached hereto as Annex I and incorporated herein by this reference, the subject of the Agreement being the provision of programming by VCC to Assignee, all as more specifically described in the Agreement.

GULF ATLANTIC COMMUNICATIONS, INC.

By: /s/ David M. Loflin
          David M. Loflin
          President

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ANNEX I
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CONTRACT FOR PROGRAMMING

The following shall serve as a contractual agreement between Video Catalog Channel, Inc. (VCC) and Gulf Atlantic Communications, licensee K13VE,
E. Baton Rouge, LA ("Station").

Station agrees to broadcast VCC programming in its entirety, without editing or interruption begining on Nov. 1995. The hours will be at least 20 hours per day, 7 days a week for the duration of this contract and any extensions.

In consideration of this performance, VCC will pay to Station TEN
PERCENT (10%) of sales in Station's Zip Codes, minus returns. Said payment will be made within fifteen (15) days of receipt by VCC Station's standard Proof of Performance Affidavit form.

Any commissions included in this Agreement will be based on a list of Zip Codes provided to VCC by Station, representing the Zip Codes of all area comprising the principal coverage area of Station. Any purchases by VCC customers registered prior to the date of this agreement will be deducted prior to payment.

The term of this agreement is one (1) year from the date this Agreement, with the automatic renewal of additional terms of one (1) year each until either party notifies the other in writing at least ninety (90) days prior to the end of any such term of a desire to not renew. Video Catalog Channel has the right to void this contractual agreement at any time upon a 30 day notice should sales fail to maintain such a level as to be profitable for VCC.

Signed: Video Catalog Channel, Inc.

              /s/
             Title: Pres. & CEO        Date: 11/27/95

Signed: Station K13VE

              /s/ David M. Loflin
              Title: Pres. & CEO        Date: 12/1/95